UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2008

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

12615 Chenal Parkway, Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 17, 2008, Bank of the Ozarks, Inc. issued a news release announcing its decision to apply for participation in the U.S. Treasury’s Capital Purchase Program (the “News Release”). The News Release is furnished herewith as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. The information in the preceding sentence, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits*

99.1	Press Release dated November 17, 2008: Bank of the Ozarks, Inc. Applies for Capital Purchase Program

*This exhibit is furnished by Bank of the Ozarks, Inc. and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. See Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC. (Registrant)

Date: November 17, 2008	/s/ Paul Moore
Paul Moore
Chief Financial Officer and Chief Accounting Officer

Exhibit No.	Document Description

99.1	Press Release dated November 17, 2008: Bank of the Ozarks, Inc. Applies for Capital Purchase Program

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